                                                                Exhibit 99.3 (E)


Seller: Investors Asset Holding Corp., not in its individual capacity but solely as Trustee of "AFG/Denver and Rio Grande Trust", c/o Equis Financial Group, 98 N. Washington Street, Suite 5, Boston, MA 02114


Buyer:     RSL Finance Limited Partnership II
           2300 Miami Center
           201 S. Biscayne Blvd.
           Miami, FL   33131-4329

Location:  see attached

Effective Date:  September 30, 1996
                 ------------------

Master Lease:      01/01/79


                          PURCHASE AND SALE AGREEMENT

This agreement (the "Agreement") dated as of the Effective Date, by and between Seller, having a principal place of business at the address first above written, and Buyer, having a principal place of business at the address first above written.

                                 WITNESSETH:

1. Seller agrees to sell to Buyer and Buyer agrees to purchase from Seller, the items of equipment ("Equipment"), together with the related lease ("Lease") listed on the attached Schedule A.

2. PURCHASE PRICE: The purchase price of the Equipment and the Lease shall be the amount set forth on the attached Schedule A plus all applicable sales or transfer taxes, if any, (the "Purchase Price"), unless Buyer has provided Seller with a lawful Resale Exemption Certificate or another applicable Tax Exemption Certificate. The Buyer agrees to buy the Equipment and Lease by delivery of the Purchase Price to Seller in immediately available funds on or before the Effective Date. Upon receipt of the Purchase Price in full and any amounts due and owing hereunder, Seller will execute and deliver a Bill of Sale, in substantially the form attached hereto as Exhibit 1, and any other documents necessary to convey title to the Equipment and Lease to Buyer.

3. TITLE: Title to the Equipment shall be on an as-is, where-is basis without representation and warranty of any kind whatsoever except the Seller represents and warrants that the Equipment and Lease are or shall be, upon delivery of the Bill of Sale, free and clear of any and all encumbrances created by Seller.

4. WARRANTY DISCLAIMER: SELLER DOES NOT WARRANT THE EQUIPMENT IN ANY RESPECT, EITHER EXPRESSLY OR BY IMPLICATION, AND WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, SELLER EXPRESSLY DISCLAIMS ANY IMPLIED WARRANTY OF MERCHANTABILITY, FITNESS OR ADEQUACY FOR ANY PURPOSE OR USE, QUALITY, PRODUCTIVENESS, OR CAPACITY. SELLER SHALL ASSIGN TO BUYER (TO THE EXTENT THAT THE SAME MAY BE ASSIGNABLE), ANY WARRANTY OF THE MANUFACTURER RELATIVE TO THE EQUIPMENT OR LEASE.

5.  MISCELLANEOUS:

      A. The Agreement together with the Assignment and Assumption and Bill of Sale relating hereto constitutes the entire agreement between Seller and Buyer with respect to the purchase and sale of the Equipment and Lease and no representation or statement not contained herein or in said Bill of Sale shall be binding upon Seller or Buyer as a warranty or otherwise.

      B. Seller shall not be liable hereunder for any failure to perform caused by any circumstances beyond its reasonable control.

     C. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     D. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, including all matters of construction, validity, performance and enforcement.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the Effective Date of Sale.


SELLER:
Investors Asset Holding Corp., not in its individual capacity but solely as Trustee of the "AFG/Denver and Rio Grande Trust"



By:  /s/ James F. Livesey
     ---------------------

Title: Vice President
      --------------------



BUYER:  RSL Finance Limited Partnership II

By:  /s/ Roland St. Louis
     ---------------------

Title: President
      --------------------

THE DENVER & RIO GRANDE WESTERN RAILROAD
SCHEDULE A

                                            MASTER            RENTAL           OWNERSHIP
                                           LEASE NO.         SCHEDULE         PERCENTAGE      ASSET DESCRIPTION
                                        -------------------------------------------------------------------------------------------

Lessee Name:

The Denver & Rio Grande Western Railroad   01/01/79         01/01/79RN2          (1)         AUTO RACKS
The Denver & Rio Grande Western Railroad   01/01/79        01/01/79RN2A          (1)         AUTO RACKS
The Denver & Rio Grande Western Railroad   01/01/79        01/01/79RN2B          (1)         AUTO RACKS

(1) Beneficial Owners:  American Income Partners III-A Limited Partnership
                        - 34.999853%
                        American Income Partners III-B Limited Partnership
                        - 40.000147%
                        American Income Partners III-C Limited Partnership
                        - 25.000000%

                    THE DENVER & RIO GRANDE WESTERN RAILROAD
                                   SCHEDULE B

======================================================================================================================
ADJUSTED PURCHASE PRICE BREAKDOWN

PURCHASE PRICE                                                                                          $35,000,000.00
PLUS: RECEIVABLES PURCHASED                                                                                $344,961.62
LESS: ADJUSTMENTS                                                                                       ($2,003,128.27)
                                                                                                        ==============
ADJUSTED PURCHASE PRICE                                                                                 $33,341,833.35
======================================================================================================================

SHARE OF TOTAL PROCEEDS FROM SALE OF THE DENVER & RIO GRANDE WESTERN RAILROAD ASSETS                        $36,550.00
(Portion allocated to American Income Partners III-A Limited Partnership $12,792)